Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Subsequent Events

14. Subsequent Events

On May 1, 2013, we executed our buyout option to purchase the Springer Street (Lombard) data center facility for $5.5 million. On May 3, 2013, we also purchased the Industrial Road (Florence) data center facility for a total purchase price of $10.5 million.

18. Subsequent Events

On January 24, 2013, CyrusOne closed its initial public offering of 18,975,000 shares of common stock at a price of $19.00 per share, which included a 2,475,000 share over-allotment option that was exercised by the underwriters. Following the closing of the initial public offering, CBI retained a 69% economic interest in CyrusOne through its interests in the outstanding shares of CyrusOne common stock and of the units of our operating partnership, CyrusOne LP. CyrusOne LP units are exchangeable into common stock of CyrusOne on a one-to-one basis, or cash at the fair value of a share of CyrusOne common stock, at our option, commencing on January 17, 2014.

Effective January 24, 2013, CBI’s ownership in CyrusOne will be accounted for as non-controlling interest.

In March 2013, we purchased a 33 acre parcel of land in Houston West Metro area adjacent to our existing facilities for $18.2 million.

On April 30, 2013 we executed our buyout option to purchase the Springer Street (Lombard) data center facility for $5.5 million. On May 3, 2013, we purchased the Industrial Road ( Florence) data center facility for a total purchase price of $10.5 million.